Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mayor’s Jewelers, Inc. (the “Company”) on Form 10-Q for the thirteen and thirty-nine weeks ended December 27, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas A. Andruskevich, Chairman of the Board, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 10, 2004

/s/ Thomas A. Andruskevich

Thomas A. Andruskevich Chairman of the Board, President and Chief Executive Officer